-------------------------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

EL PASO SLIDES PRESENTED DURING MARCH 31, 2003 EARNINGS WEBCAST

-------------------------------------------------------------------------------

ELPASO


                                                             FOURTH QUARTER
                                                            EARNINGS REVIEW
------------------------------------------------------------------------------
                                                             March 31, 2003

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
------------------------------------------------------------------------------

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; the successful close of financing transactions including an extension of our bank facilities; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha; changes in commodity prices for oil, natural gas and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION
------------------------------------------------------------------------------

Prior to its 2003 annual meeting, El Paso with furnish to its shareholders El Paso's definitive proxy statement relating to this meeting, together with a WHITE proxy card. Shareholders are strongly advised to read this proxy statement when it becomes available, as it will contain important information.

Shareholders will be able to obtain El Paso's proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. Also, El Paso may express opinions and beliefs. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinion and beliefs of El Paso.

Information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in Schedule 14A filed by El Paso with the Securities and Exchange Commission on February 18, 2003, as amended by a
Schedule 14A filed by El Paso on March 18, 2003.

FINANCIAL UPDATE

SUMMARY INCOME STATEMENT
------------------------------------------------------------------------------

                                          QUARTER ENDED         YEAR ENDED
                                        DECEMBER 31, 2002    DECEMBER 31, 2002
------------------------------------------------------------------------------
Reported diluted earnings (loss) per
  common share                               $(2.92)             $(2.62)

Restructuring and merger-related
  costs, asset impairments and
  loss on sales                                1.06                1.69
Ceiling test charges                              -                0.35
Gain on asset disposals                       (0.28)              (0.32)
Western Energy Settlement                      1.08                1.16
Currency loss on Euro bond offering               -                0.06
Discontinued coal operations                      -                0.22
Cumulative effect of accounting
  changes
    Trading                                    0.37                0.40
    Other                                         -               (0.30)

PRO FORMA DILUTED EARNINGS (LOSS)       --------------------------------------
  PER COMMON SHARE                             $0.69)             $ 0.64
                                        ======================================

Average common shares outstanding
  (millions)
    Reported diluted                           593.9              559.5
    Adjusted pro forma diluted                 593.9              560.5

4Q 2002 SEGMENT RESULTS
------------------------------------------------------------------------------
                                                         $ MILLIONS


                                                      FIELD      MERCHANT    CORPORATE
                           PIPELINES   PRODUCTION    SERVICES     ENERGY     AND OTHER     TOTAL
--------------------------------------------------------------------------------------------------
Operating income (loss)      $(103)      $170        $  177      $(1,525)      $(238)    $(1,519)
Earnings from
  unconsolidated
  affiliates and other        (103)         2            16          (95)         17        (163)
                           -----------------------------------------------------------------------
  EBIT                        (206)       172           193       (1,620)       (221)     (1,682)
Restructuring and merger
  related costs, asset
  impairments and net
  (gain) loss on sale
  of assets                    149          4          (166)         485         169         641
Western Energy Settlement      412          -             -          487           -         899
Celing test charges              -          2             -            -           -           2
                           -----------------------------------------------------------------------
Non-recurring items            561          6          (166)         972         169       1,542
                           -----------------------------------------------------------------------
  PRO FORMA EBIT             $ 355       $178        $   27       $ (648)      $ (52)    $  (140)
                           =======================================================================

Depreciation, depletion,
  and amortization           $  94       $192        $   11       $   31       $  20     $   348


REVIEW OF MERCHANT RESULTS FOR 4Q 2002
------------------------------------------------------------------------------
                                                         $ MILLIONS


                                                MERCHANT BUSINESS
                          -------------------------------------------------------------
                                      PETROLEUM/                  ADMIN.
                             POWER       LNG         TRADING       G&A         TOTAL
---------------------------------------------------------------------------------------
Operating income (loss)      $(161)      $(75)       $(1,215)    $  (74)       $(1,525)
Earnings (loss) from
  unconsolidated
  affiliates                   (96)        (6)             6          1            (95)
                          -------------------------------------------------------------
  EBIT                        (257)       (81)        (1,209)       (73)        (1,620)

Restructuring and merger
  related costs and asset
  impairments and net
  (gain) loss on sale of
  assets                       354        122              9          -            485
Western Energy Settlement        -          -            487          -            487
                          -------------------------------------------------------------
Non-recurring items            354        122            496          -            972
                          -------------------------------------------------------------
  PRO FORMA EBIT             $  97       $ 41        $  (713)    $  (73)       $  (648)
                          =============================================================

Depreciation, depletion,
  and amortization           $  10       $ 17        $    4      $    -        $    31


DETAILED 4Q 2002 IMPAIRMENTS AND OTHER
------------------------------------------------------------------------------
                                                        $ MILLIONS


                                                        QUARTER ENDED
PRE-TAX IMPAIRMENTS AND LOSS (GAIN) ON SALES          DECEMBER 31, 2002
-----------------------------------------------------------------------
Dark Fiber inventory                                      $ 168
Turbine inventory                                           162
Australian pipelines                                        153
MTBE Plant                                                   90
CE Generation Power investment                               74
North Louisiana gathering system                             66
Other impairments and losses                                127
Net gains on sales of assets and investments               (217)
                                                     ------------------
  TOTAL                                                   $ 623
                                                     ==================

OVERVIEW OF OPERATING CASH FLOW ACTIVITIES FOR 2002
------------------------------------------------------------------------------
                                                         $ MILLIONS


                                                2002           2001
---------------------------------------------------------------------
Net income (loss)                            $(1,467)         $   93
Non-cash income adjustments                    3,516           2,320
                                        -----------------------------
  Cash flow before working capital
    and non-working capital changes            2,049           2,413
Working capital changes                       (1,436)          1,914
Non-working capital changes and other           (177)           (207)
                                        -----------------------------
  Cash flow from operating activities            436           4,120

Cash flow from investing activities           (1,255)         (5,023)
Cash flow from financing activities            1,272           1,300
                                        -----------------------------
  CHANGE IN CASH                             $   453          $  397
                                        =============================

BALANCE SHEET AT DECEMBER 31, 2002
------------------------------------------------------------------------------
                                                         $ BILLIONS

                                                YEAR ENDED
                                             DECEMBER 31, 2002
                                             -----------------
Financing obligations and notes payable           $18.6
Minority interests                                   .2
Preferred interests                                 3.2
Common equity                                       8.4
                                             -----------------
TOTAL BOOK CAPITALIZATION                          30.4
Guarantees per bank agreement                       2.9
                                             -----------------
TOTAL CAPITALIZATION PER BANK AGREEMENT           $33.3
                                             =================

Debt to total capitalization ratio(1)                63%


(1) Per bank agreement, debt includes guarantees, and equity is adjusted for non-cash charges; In this calculation $.7 billion was added back to book equity

LIQUIDITY UPDATE
------------------------------------------------------------------------------
                                                         $ BILLIONS

                                DECEMBER 31,     JANUARY 31,     MARCH 28,
                                   2002             2003           2003
-----------------------------------------------------------------------------
Balance sheet cash                 $1.6             N/A             N/A

Available cash                     $1.1            $  .6           $ 1.5
Availability under 364-day
  bank facility                     1.5              1.5             1.5
Available under multiple-year
  bank facility                      .5               .5               -
                                ---------------------------------------------

    NET AVAILABLE LIQUIDITY        $3.1            $ 2.6           $ 3.0
                                =============================================


Note: 364-day bank facility matures in May 2003 (with one year term-out option) and multiple-year bank facility matures in August 2003

AVAILABLE CASH RECONCILIATION FROM JANUARY 31 TO MARCH 28
------------------------------------------------------------------------------
                                                         $ BILLIONS


NET AVAILABLE CASH AT JANUARY 31, 2003                  $  .6
  Net proceeds from borrowing                             2.3
  Net payments of obligations senior to common           (2.3)
  Asset sales cash proceeds                               1.2
  Cash flow from operations less capital expenditures       -
  Working capital uses                                    (.3)
                                                      -----------
NET AVAILABLE CASH AT MARCH 28, 2003                    $1.5
                                                      ===========

2003 SOURCES AND USES OF CASH
------------------------------------------------------------------------------
                                                         $ BILLIONS

Cash flow from principal operations before
  working capital                               $2.1-$2.4
Return of working capital and other                 .3
Debt issuances                                     3.1
Other financings                                    .4
Asset sales                                      3.1-3.3
                                              -------------
  TOTAL SOURCES                                 $9.0-$9.5
                                              =============

Debt repayments                                   $3.0
Minority interest redemptions                      1.6
Other financing obligations                        1.2
Maintenance capital                                1.8
Discretionary capital                               .7
Dividends                                           .2
                                              -------------
  TOTAL ANTICIPATED USES                          $8.5
                                              =============

DEBT AND OTHER MATURITIES
------------------------------------------------------------------------------
                                                         $ BILLIONS


                                        REMAINING
                                        ---------
                                           2003        2004         2005
--------------------------------------------------------------------------
CAPITAL MARKETS:
  EP                                      $  -        $  -         $0.2
  EPCGP                                    0.3         0.2            -
  Pipeline subsidiaries                    0.2           -          0.2
BANK FACILITIES
  364-day revolver                           -         1.5            -
  Multi-year revolver                       1.0          -            -
  2-year term loan and other                 -         0.7          0.8

PREFERRED/MINORITY INTEREST AND
  OTHER:
  Mustang minority interest                0.4         0.4            -
  Preferred securities                     0.1           -            -
  Equity in Electron/Gemstone              0.2           -            -
  Gemstone                                   -         1.0            -

2003 OUTLOOK UPDATE
------------------------------------------------------------------------------

o We expect 2003 ongoing earnings to remain consistent with our February target in the range of $1.00 per share

   Reported diluted earnings per share                    $(0.00)

   Restructuring and merger related
     costs, asset impairments and
     net loss on sale of assets                           $(1.00)

   Pro forma diluted earnings per share                   $1.00+
                                                               -
o  Current expectation adjusted to reflect:

   -  Lower production to 550 Bcfe for 2003

   -  Average Henry Hub price of $4.00 MMBtu in last 8 months

   -  Higher interest expense in 2003

o  First quarter results expected to be consistent with plan

ELPASO



FOURTH QUARTER
EARNINGS REVIEW
-----------------------------------------------------------------------------
MARCH 31, 2003